UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 31, 2021

(Date of earliest event reported)

Corning Natural Gas Holding Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	46-3235589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Corning Natural Gas Holding Corporation (“Corning”) previously held a 50% interest in Leatherstocking Gas Company, LLC (“Leatherstocking Gas”) and Leatherstocking Pipeline Company, LLC (“Leatherstocking Pipeline”), each of which was a joint venture with Mirabito Regulated Industries, LLC (“MRI”). On July 1, 2020, we acquired the 50% interests in Leatherstocking Gas and Leatherstocking Pipeline held by MRI. Immediately before the acquisition, Leatherstocking Gas distributed to Corning and MRI franchises and engineering and gas pipeline assets located in the State of New York having a book value of $532,000. These assets were then contributed to the equity of the newly-formed Leatherstocking Gas Company of New York, Inc. (“Leatherstocking NY”). Corning and MRI each held 50% of the stock of Leatherstocking NY. The purchase and sale agreement for MRI’s 50% interest in Leatherstocking Pipeline and Leatherstocking Gas included a series of options for Leatherstocking NY, the first of which granted MRI the option to acquire Corning’s shares of Leatherstocking NY for a purchase price of $100,000, beginning on the earlier of a change in control of Corning or July 1, 2021, and ending on June 30, 2023. Corning directors Joseph P. Mirabito and William Mirabito are officers, directors and significant shareholders of Mirabito Holdings, Incorporated, a sister company of MRI.

On October 5, 2021, MRI notified Corning that MRI was exercising its option to acquire Corning’s interest in Leatherstocking NY. On December 31, 2021, Corning and MRI entered into a stock purchase agreement (the “SPA”), and effective December 31 Corning sold its interest in Leatherstocking NY to MRI for $100,000 and reimbursement for Corning’s share of Leatherstocking NY accounts payable. The SPA contains various representations, warranties, covenants and agreements customary in stock purchase agreements.

The SPA is filed as an exhibit to this Current Report on Form 8-K. The description above is qualified in its entirety by reference to the full text of the SPA.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure included under Item 1.01 above is incorporated by reference to this Item 2.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 Stock Purchase Agreement dated December 31, 2021 between Corning Natural Gas Holding Corporation and Mirabito Regulated Industries, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Holding Corporation

/s/ Charles A. Lenns
By Charles A Lenns, Chief Financial Officer

Dated: January 5, 2022